EXHIBIT 99.1
------------



JONES LANG LASALLE






                           INVESTOR PRESENTATION

                               November 2007






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JONES LANG LASALLE - PAGE - 2:





                        FORWARD LOOKING STATEMENTS
                        --------------------------


Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives, dividend payments and share repurchases may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2006 and in the Quarterly Reports on Form 10-Q for the quarters ended June 30, 2007 and March 31, 2007 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors.

Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.






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JONES LANG LASALLE - PAGE - 3:



OUR VISION -- Global and Diversified Growth



  ----------------------------------------------------------------------

         To be the chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

  ----------------------------------------------------------------------



                  WE ARE:                             WE ARE NOT:

      . A global firm operating across          . Asset intensive
        50 countries and in over 450
        cities                                  . A REIT

      . Advisor and service provider
        to real estate occupiers and
        investors

      . Global real estate investment/
        fund manager - LaSalle
        Investment Management

      . Disciplined acquirer augmenting
        organic growth

      . Focused on retaining and
        attracting the best people to
        serve our clients

        .  Fortune 100 Best Companies
           to Work For

        .  Sunday Times (UK) Best
           Companies to Work For







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JONES LANG LASALLE - PAGE - 4:



GLOBAL AND DIVERSIFIED GROWTH



[ Graphic / Line Chart indicating ]



($ Millions)


                                            Net
                              Revenue      Income       EPS
                              --------     ------      -----

                 2002         $  860.0     $ 27.1      $0.85

                 2003         $  941.9     $ 36.1      $1.12

                 2004         $1,167.0     $ 64.2      $1.96

                 2005         $1,390.6     $103.3      $3.12

                 2006 (1)     $2,013.6     $175.3      $5.24



     (1) Includes incentive fee from single client of $112.5 million or $1.01 per share






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JONES LANG LASALLE - PAGE - 5:



GLOBAL DIVERSIFIED REVENUE & IMPROVING MARGINS



[ Graphics / Pie Charts indicating ]



                   Total 2006 Revenue = $2.0 billion (1)
                   ------------------------------------

                  Americas 31%
                  Asia Pacific 17%
                  EMEA 33%
                  LaSalle Investment Management 19% (1)




                          Operating Income Margin
                          -----------------------

                                                              Long-Term
                                            2005     2006      Targets

LaSalle Investment Management (1)          24.9%    32.4%         20+%
Americas                                   11.6%    10.5%       12-14%
EMEA                                        5.0%     6.5%       10-12%
Asia Pacific                                7.3%     5.5%        8-10%




  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.






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JONES LANG LASALLE - PAGE - 6:



DIVERSIFIED REVENUE BY SERVICE

Business Unit Spread



[ Graphics / Pie Charts indicating ]



                   Total 2006 Revenue = $2.0 billion (1)
                   -------------------------------------

      Real Estate Occupier Services - 28%

      .     Facilities Management - 6%
      .     Project & Development Services - 12%
      .     Tenant Representation - 10%


      Real Estate Money Management - 14%


      Real Estate Investor Services 35%

      .     Agency Leasing - 13%
      .     Property Management - 12%
      .     Valuations & Consulting - 10%


      Real Estate Capital Markets - 23%




  (1) Percentage based on $1.9 billion of revenue which excludes an incentive fee from a single client of $112.5 million.






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JONES LANG LASALLE - PAGE - 7:



GLOBAL GROWTH PRIORITIES



----------    ----------     ----------    ----------     ----------
G1            G2             G3            G4             G5
----------    ----------     ----------    ----------     ----------


Local and     Global         Global        LaSalle        World
Regional      Corporate      Capital       Investment     Standard
Service       Solutions      Markets       Management     Business
Operations                                                Operations


----------    ----------     ----------    ----------     ----------
              Counter        Global                       Operating
Execution     Cyclical       Diversity     Annuity        Leverage
----------    ----------     ----------    ----------     ----------






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JONES LANG LASALLE - PAGE - 8:



G1    LOCAL AND REGIONAL SERVICES


STRONG ORGANIC GROWTH WITH ACQUISITIONS ADDING TO TOP-LINE AND
BOTTOM-LINE GROWTH



------------------------------------------------------------------------
Acquisition             What The Acquisition Brings
------------------------------------------------------------------------

Spaulding & Slye        New leading position in Boston market and
                        bolstered presence in already strong
                        Washington D.C. market

Rogers Chapman and UK acquisitions - Rogers Chapman brings strong Littman Partnership position in the West London and Thames Valley;
                        Littman Partnership brings leading team with a highly regarded planning business

RSP Group               Immediate scale in the Middle East & North Africa
                        from a base in the important Dubai market

areAZero                Leading occupier fit-out practice in Spain

NSC Corporation         Solid agency business and an impressive client
                        base in Western Australia, the second fastest growing state in Australia

Hargreaves Goswell      Niche London City agency business; adding team
                        of five to already strong City team results in unrivalled experience and capability in vital market

Troostwijk Makelaars    75-person Dutch business with strong specialties
                        in capital markets, office leasing and tenant representation; joining our 150-person team to create dominant force in Holland

KHK Group               London-based Project & Development Services
                        business specializing in investor development management and corporate project management;
                        additional expertise in hotels and cost management

Trammell Crow Meghraj   Merging Indian operations to add immediate scale in
                        India for JLL and strengthen the depth of resources in the local markets

Zietsman Realty
Partners Los Angeles-based investment banking form with strong relationships and a reputation for arranging complex office, retail and multifamily transactions

Camilli Veiel           Stuttgart, Germany business which further builds
                        JLL's presence on the ground in major German cities




                 ----------------------------------------
                 Projected 2007 Revenue Over $200 million
                 ----------------------------------------






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JONES LANG LASALLE - PAGE - 9:



G1    LOCAL AND REGIONAL SERVICES


GLOBAL CLOCK SHOWING HEALTHY REAL ESTATE FUNDAMENTALS



                                                ----------------
                                                Asia-Pacific
                                                EMEA
                                                Americas
                                                ----------------

[ Graphics / Pie Chart flow indicating ]


                  Rental growth slowing


                  Hong Kong

                  Moscow, Washington D.C.

                  London, Shanghai, Singapore, Tokyo, Toronto

                  Mumbai



                  Rental growth accelerating


                  Frankfurt, Madrid, Rome, San Francisco

                  Boston, New York, Sao Paulo, Dublin, Paris, Stockholm

                  Los Angeles, Sydney

                  Brussels, Chicago, Mexico City, Seoul

                  Atlanta, Philadelphia

                  Amsterdam, Edinburgh

                  Dallas, Milan, Berlin



                  Rents bottoming out


                  Detroit



                  Rents falling


                  Beijing




Source:  Jones Lang LaSalle; LaSalle Investment Management

As of Q3 2007



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JONES LANG LASALLE - PAGE - 10:



G1    LOCAL AND REGIONAL SERVICES


IMPROVED OFFICE LEASING MARKETS



[ Graphics / Bar Chart flow indicating ]

                                            2003        2005        2007
                                           ------      ------      ------

           Chicago                         20.90%      19.34%      15.92%

           Dublin                          16.70%      15.20%      12.20%

           Hong Kong                       11.20%       6.20%       3.40%

           London City                     15.70%      10.00%       4.70%

           Los Angeles                     19.10%      11.45%      11.50%

           Moscow                           4.20%       3.00%       3.20%

           New York                        10.60%       7.11%       6.94%

           San Francisco                   18.70%      13.25%      10.10%

           Shanghai                        13.80%       4.90%       1.50%

           Sydney                          10.50%      10.40%       8.00%

           Washington, DC                  11.30%       8.33%      10.39%




Sources:  Jones Lang LaSalle, Altus InSite

Note:  Americas & EMEA are as of Q3 2007, Asia Pacific is 2007 Forecast






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JONES LANG LASALLE - PAGE - 11:



G2    GLOBAL CORPORATE SOLUTIONS


OUTSOURCING AND OFFSHORING - GROWING TREND OF MULTI-REGION RFPs



[ Graphics / Bar Chart flow indicating ]

                                            RFPs
                                            ----
                  2002                         6
                  2003                        10
                  2004                        18
                  2005                        30
                  2006                        41
                  YTD Sep 2007                50




                         ------------------------
                          5-Year Win Rate of 60%
                         ------------------------






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JONES LANG LASALLE - PAGE - 12:



G3    GLOBAL CAPITAL MARKETS


CROSS BORDER CAPITAL FLOWS ARE INCREASING



[ Graphics / Bar Chart flow indicating ]




                                 Intra-      Inter-
                     Domestic    Regional    Regional
                     --------    --------    --------

     2003                264          33          57
     2004                276          34          84
     2005                328          51         115
     2006                401          88         210



        -----------------------------------------------------------
         H1 2007 Total Volume = $385B, a 25% increase over H1 2006
        -----------------------------------------------------------




Source:  JLL; Property Data (UK); KTI Finland, Real Capital Analytics (USA)






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JONES LANG LASALLE - PAGE - 13:



G3    GLOBAL CAPITAL MARKETS


2006 GLOBAL CAPITAL MARKETS PERFORMANCE



[ Graphics / Global Map indicating ]


                               $70.9 BILLION
                               -------------
                          (2005:  $45.1 billion)



                         AMERICAS - $11.8 billion
                           (2005:  $7.8 billion)


                           EMEA - $44.4 billion
                          (2005:  $23.4 billion)


                        ASIA PACIFIC - $5.3 billion
                           (2005:  $5.4 billion)



                           HOTELS - $9.4 billion
                           (2005:  $8.5 billion)




----------------------------------------

             H1 2007 Update
             --------------

                   H1 2007     H1 2006
                   -------     -------
Americas           $  4.8B     $  3.4B
EMEA               $ 16.8B     $ 13.3B
Asia Pacific       $  2.6B     $  2.3B
Hotels             $  6.8B     $  3.7B
                   -------     -------
Total              $ 31.0B     $ 22.8B

----------------------------------------






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JONES LANG LASALLE - PAGE - 14:



G4    LASALLE INVESTMENT MANAGEMENT


DELIVERING ANNUITY REVENUE AND INCENTIVE FEES



[ Graphics / Global Map indicating ]


($ Millions)
                                       Advisory
                                         and
             Incentive     Equity    Transaction    Operating
               Fees       Earnings       Fees         Income      AUM =
             ---------    --------   -----------    ----------    ------

2003               4.7         8.0        $100.6        $18.4     $21.5B

2004              20.0        17.0        $113.4        $31.8     $24.1B

2005              43.4        11.8        $147.5        $50.2     $29.8B

2006             170.6         7.1        $206.7       $124.4*    $40.6B




* Includes $112.5m incentive fee from a single client.



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JONES LANG LASALLE - PAGE - 15:



G4    LASALLE INVESTMENT MANAGEMENT


A GLOBAL BUSINESS AND DIFFERENTIATOR FOR OUR FIRM



                                                         Assets
                                 Typical                 Under
                 Q3 2007           Fee                   Manage-
Description     Statistics      Structure      Product    ment       %
-----------   ---------------   ---------      -------   -------  ------

SEPARATE                                       European
ACCOUNT                                        Private
MANAGEMENT    . $26.3 billion                  Equity      $18.3   39.0%
(Firm's co-     of assets       . Advisory
investment =    under manage-     fees         North
$34.4MM)        ment            . Transaction  American
                (7% growth        fees         Private
                over Q3 2006)   . Incentive    Equity      $14.0   29.9%
                                  fees
                                . Equity       Asia
                                  earnings     Pacific
                                               Private
---------------------------------------------- Equity      $ 4.7   10.0%
                                               --------------------------
FUND                                           TOTAL
MANAGE-       . $10.7 billion   . Advisory     PRIVATE
MENT            of assets         fees         EQUITY      $37.0   79.9%
(Firm's         under manage-   . Incentive    --------------------------
co-invest-      ment              fees
ment =          (41% growth     . Equity       TOTAL
$92.8MM)        over Q3 2006)     earnings     PUBLIC
                                               SECURITIES  $ 9.9   21.1%

                                               --------------------------
----------------------------------------------
                                               TOTAL       $46.9    100%
PUBLIC
SECURITIES    . $9.9 billion    . Advisory     --------------------------
(Firm's co-     of assets         fees
investment =    under manage-
$0.1 MM)        ment
                (36% growth
                over Q3 2006)

----------------------------------------------




            --------------------------------------------------

                  Assets Under Management = $46.9 billion

            --------------------------------------------------

                          19% Growth over Q3 2006

            --------------------------------------------------






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JONES LANG LASALLE - PAGE - 16:



G4    LASALLE INVESTMENT MANAGEMENT


SEPARATE ACCOUNTS AND FUNDS WITH POTENTIAL INCENTIVE FEES



---------------------------------------------------------------------------
                                      Number
                     Investment         of                          AUM
Investment Type         Style         Clients      Region          ($MM)
---------------------------------------------------------------------------

Separate Accounts       Core             14       Americas/       $ 7,300
                                                Asia Pacific/
                                                   Europe


                      Value-Add           3       Americas/       $ 7,500
                                                   Europe


                    Opportunistic         1       Americas        $   200
                                        ---                       -------

Total                                    18                       $15,000

                                     Total Separate Account AUM = $26,300


---------------------------------------------------------------------------
                                                                 Original
                                      Number                      Buying
                     Investment         of                         Power
Investment Type         Style          Funds       Region          ($MM)
---------------------------------------------------------------------------

Commingled Funds      Value-Add          12       Americas/       $13,450
                                                   Europe

                    Opportunistic         6     Asia Pacific/     $19,400
                                                   Europe
                                        ---                       -------

Total                                    18                       $32,850

                                    Current Fund Management AUM = $10,700




Note: Original Buying Power represents the capital commitment plus target leverage at inception of fund.






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JONES LANG LASALLE - PAGE - 17:



G4    LASALLE INVESTMENT MANAGEMENT


FUNDS DRIVING AUM GROWTH, ADVISORY FEES AND POTENTIAL INCENTIVE FEES



---------------------------------------------------------------------------
                                                   Original
                          Number                    Buying
Vintage    Investment       of                       Power     Percentage
Year          Style        Funds       Region        ($MM)      Committed
---------------------------------------------------------------------------

2001        Value-Add        1         Europe       $ 1,000       100%
---------------------------------------------------------------------------

2002        Value-Add        2        Americas      $ 1,700       100%
          Opportunistic             Asia Pacific

---------------------------------------------------------------------------

2003        Value-Add        1        Americas      $   300       100%

---------------------------------------------------------------------------

2004        Value-Add        2      Asia Pacific    $ 1,750       100%
          Opportunistic                Europe

---------------------------------------------------------------------------

2005      Value-Add (3)      5      Americas (2)    $ 5,800        64%
        Opportunistic (2)           Asia Pacific
                                     Europe (2)

---------------------------------------------------------------------------

2006        Value-Add        3        Americas      $ 4,400        24%
                                     Europe (2)

---------------------------------------------------------------------------

2007      Value-Add (2)      4      Americas (2)    $17,900         0%
        Opportunistic (2)         Asia Pacific (2)
---------------------------------------------------------------------------

Total                       18                      $32,850
---------------------------------------------------------------------------




Note: Vintage Year represents the year in which the fund made its first capital call from investors. Original Buying Power represents the capital commitment plus target leverage at inception of fund. Percentage Committed includes amounts invested plus amounts committed to development projects.






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JONES LANG LASALLE - PAGE - 18:



OUR GLOBAL CLIENT ROSTER IS IMPRESSIVE AND GROWING


A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       HSBC

      3M                            TIAA CREF

      GM                            DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA
      Cisco Systems
                                    Merrill Lynch
      Hermes Property Asset
        Management Limited          Deka Immobilien Investment

      Scottish Widows               Adidas

      Sun Microsystems





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JONES LANG LASALLE - PAGE - 19:



THE LEADING REAL ESTATE SERVICES BRAND



..     DOMINANT GLOBAL PLATFORM

      -     Approximately 160 offices in 50 countries worldwide

      -     Nearly 12,000 real estate professionals

      -     Leading provider of global corporate solutions

      -     Research-driven global money management business


..     SUPERIOR FINANCIAL PERFORMANCE & POSITION

      -     Revenue growth and margin expansion targeted across firm

      -     Strong cash flow generator

      -     Healthy balance sheet; investment-grade ratings


..     GROWTH FOR SHORT-TERM & LONG-TERM HORIZON

      -     Positioned to capitalize on continued industry consolidation

      - Global capital flows driven by improved transparency and acceptance of real estate as asset class

      -     Client demands for global expertise satisfied by few providers






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JONES LANG LASALLE - PAGE - 20:



                               APPENDIX 1 --

                            SUPERIOR CASH FLOW






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JONES LANG LASALLE - PAGE - 21:



SUPERIOR CASH FLOW



    ----------------------------------------------------------------
                                                   Actual

    $MM                                    2006     2005     2004
    ----------------------------------------------------------------

    OPERATING INCOME                       $244     $132     $ 78

    Plus:  Depreciation and Amortization     49       34       33

    Plus:  Equity Earnings and Other         10       12       18

    EPITDA                                 $303     $178     $129

    Less:  Interest Expense                 (14)      (4)      (9)

    Less:  Income Taxes                     (64)     (36)     (22)

    Plus:  Working capital &
      non-cash expenses                     153      (17)      63

    NET CASH FROM OPERATIONS               $378     $121     $161


    PRIMARY USES OF CASH
    --------------------

    Acquisition                             192        5        3

    Co-Investment                            44       16       (3)

    Capital Expenses                         70       40       28

    Net Debt Repayment                       18       13      114

    Net Share Repurchase (1)                 33       38       19

    Dividend                                 21        9       --

    TOTAL                                  $378     $121     $161

   (1) Net Share Repurchase in 2006 includes $65 million of repurchases under our program plus repurchases for taxes less cash inflows from shares issued under share programs and related tax benefits.


                        --------------------------
                           EXPLANATION OF EBITDA
                        --------------------------

      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Management believes that EBITDA is useful to investors as a measure of operating performance

      . EBITDA should not be considered an alternative to (i) net income (loss) (determined in accordance with GAAP) or
            (ii) cash flows (determined in accordance with GAAP)





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JONES LANG LASALLE - PAGE - 22:



                               APPENDIX 2 --

                  LaSALLE INVESTMENT MANAGEMENT FUND AND
                       SEPARATE ACCOUNT INFORMATION






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JONES LANG LASALLE - PAGE - 23:



                       LASALLE INVESTMENT MANAGEMENT



Incentive Fee Potential in Funds and Separate Accounts

..     Funds average lives typically vary by investment style

      .     Core Fund - 7-10 year typical life

      .     Value-Add Fund - 5-7 year typical life

      .     Opportunistic Fund - 3-5 year typical life


..     Funds typically have targeted return hurdles above which incentive fees can be earned; incentive fees begin during fund liquidation as assets are sold and as investor hurdles are met

      .     Value-Add Fund - target return of 12%-14%

      .     Opportunistic Fund - target return of greater than 16%

      . Incentive fees generally include sharing of investment proceeds above an agreed benchmark (at or below target return)

            . Firm's share varies from 10% on Core Funds to 30% on Opportunistic Funds


..     Separate Accounts (portfolios managed for a single client) calculated at client agreed benchmark at predetermined measurement periods